UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         September 12, 2014

CD INTERNATIONAL ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200, Deerfield Beach, FL	33441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	954-363-7333

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 12, 2014, CD International Enterprises, Inc. (the "Company") entered into Addendums to Promissory Notes for two Secured Promissory Note one dated February 14, 2013 for the principal amount of $300,000 due by December 31, 2013 and one dated September 30, 2013 for the principal amount of $30,000 due by September 30, 2014 (together refer to as the "Notes" )with our Chief Executive Officer Yuejian (James) Wang. Under the terms of the Addendums, the maturity date for the Notes may be extended to September 30, 2015 and the Company shall have the option to repay Dr. Wang the unpaid principal amounts of the Notes and accrued interest owed in (i) cash or (ii) shares of our common stock valued at $0.05 per share.

The foregoing descriptions of the Addendums to the Promissory Notes are qualified in their entirety by reference to these agreements which are filed as Exhibits 10.69, 10.70, 10.71 and 10.72, respectively.

Item 3.02	Unregistered Sales of Equity Securities.

On September 12, 2014, the Company's Board of Directors approved the issuance of 1,360,000 shares of our common stock, valued at 0.05 per share, to Ms. Qingchen Zhao, 510,400 shares of our common stock, valued at 0.05 per share, to Ms. Liang Xu, key employees of the Company, 72,000 shares of our common stock, valued at 0.05 per share, to Ms. Peisha Shen, key employees of the Company, and 42,000 shares of our common stock, valued at 0.05 per share, to Mr. Siqi Wu, key employees of the Company as repayment for salaries owed in years 2012 and 2013. The recipients were sophisticated investors who had access to business and financial information concerning the Company. The issuances were exempt from registration under the Securities Act of 1933, as amended, in reliance exemptions provided by Section 4(a)(2) of that act.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

10.69	Secured Promissory Note dated February 14, 2013 between Dr. Yuejian (James) Wang and CD International Enterprises, Inc.
10.70	Secured Promissory Note dated September 30, 2013 between Dr. Yuejian (James) Wang and CD International Enterprises, Inc.
10.71	Amendment to the Promissory Note dated September 12, 2014 between Dr. Yuejian (James) Wang and CD International Enterprises, Inc. for the Secured Promissory Note dated February 14, 2013.
10.72	Amendment to the Promissory Note dated September 12, 2014 between Dr. Yuejian (James) Wang and CD International Enterprises, Inc. for the Secured Promissory Note dated September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CD INTERNATIONAL ENTERPRISES, INC.

Date: September 19, 2014	By:	/s/ Yuejian (James) Wong
Yuejian (James) Wong Chief Executive Officer and President